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                                                                    Exhibit 23.2




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated March 8, 2001, included in Sirius Satellite Radio Inc.'s Form 10K for the year ended December 31, 2000 and all references to our Firm included in this registration statement.




ARTHUR ANDERSEN LLP




June 12, 2001
New York, New York